UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2009

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-51379	51-0539830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Guangri Tower, Suite 702
No. 8 Siyou South 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of registrant’s principal executive office)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number, including area code)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 26, 2009, China Medicine Corporation, a Nevada corporation (the “Company”) through its wholly-owned subsidiary, Guangzhou Konzern Pharmaceuticals Co., Ltd., a company organized under the laws of the People’s Republic of China (”Konzern”), entered into an Equity Ownership Transfer Agreement (the “Transfer Agreement”) with Sinoform Limited, a company registered under the laws of the British Virgin Islands (“Sinoform”), to acquire 100% of Sinoform’s equity interests in Guangzhou LifeTech Pharmaceuticals Co., Ltd (“LifeTech”), a wholly-owned subsidiary of Sinoform.

LifeTech is a developer and manufacturer of pharmaceutical products with a focus on vascular medicines, anti-inflammatory medicines, women’s health and other general health traditional Chinese medicines.  LifeTech was founded in 1992, and its corporate headquarters are located in Guangzhou, China.

Pursuant to the Transfer Agreement, Sinoform shall transfer all of its equity interests in LifeTech for a cash payment of RMB57,000,000 (approximately $8,344,800, using the exchange rate RMB1=$0.1464 on October 26, 2009, which also applies to the following currency conversions) in addition to the assumption of RMB89,800,000 (approximately $13,146,720) of LifeTech’s outstanding bank debt.  The transfer of the equity interests will not be effective until the Bureau of Foreign Trade and Economic Cooperation of Conghua Municipality (the “Bureau”) approves the change in LifeTech’s sole shareholder and approves the amendments to LifeTech’s articles of association.

The Company shall pay Sinoform the purchase price as follows: (i) RMB3,750,000 (approximately $549,000) within three (3) days after the execution of the Transfer Agreement; (ii) RMB25,000,000 (approximately $3,660,000) prior to March 30, 2010, but only after the Bureau approves the transaction; (iii) RMB3,250,000 (approximately $475,800) within three (3) days after the equity interests in LifeTech passes to the Company; and (iv) the balance of RMB25,000,000 (approximately $3,660,000) on or before June 30, 2010.

The Company shall also pay down RMB50,000,000 (approximately $7,320,000) of LifeTech’s bank loans within three (3) days after the execution of the Transfer Agreement.

The Company plans to finance the acquisition with existing cash, operating cash flow, and will explore opportunities for financing from commercial banks, if needed.

The foregoing description of the Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the Transfer Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On October 30, 2009, the Company issued a press release announcing the entry into the Transfer Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits is being furnished pursuant to “Item 8.01. Other Events.”  The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits

 (d) Exhibits

Exhibit Number	Description

10.1	Form of Equity Ownership Transfer Agreement

99.1	Press Release of China Medicine Corporation, October 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer

Date:    October 30, 2009

Exhibit Index

Exhibit Number	Description

10.1	Form of Equity Ownership Transfer Agreement

99.1	Press Release of China Medicine Corporation, October 30, 2009